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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                   -----------

                                    FORM 8-A

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                     PURSUANT TO SECTION 12(b) OR (g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                            HFC REVOLVING CORPORATION
                                       AND
                     HOUSEHOLD HOME EQUITY LOAN TRUST 2001-2
             ------------------------------------------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

              DELAWARE                                          36 -3955292
----------------------------------------                    -------------------
(STATE OF INCORPORATION OR ORGANIZATION)                     (I.R.S. EMPLOYER
                                                            IDENTIFICATION NO.)

                  2700 SANDERS ROAD, PROSPECT HEIGHTS, IL 60070
                  ---------------------------------------------
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)


IF THIS FORM RELATES TO THE               IF THIS FORM RELATES TO THE
REGISTRATION OF A CLASS OF SECURITIES     REGISTRATION OF A CLASS OF SECURITIES
PURSUANT TO SECTION 12(b) OF THE          PURSUANT TO SECTION 12(g) OF THE
EXCHANGE ACT AND IS EFFECTIVE PURSUANT    EXCHANGE ACT AND IS EFFECTIVE PURSUANT
TO GENERAL INSTRUCTION A.(c), PLEASE      TO GENERAL INSTRUCTION A.(d), PLEASE
CHECK THE FOLLOWING BOX. [_]              CHECK THE FOLLOWING BOX. [X]


SECURITIES ACT REGISTRATION STATEMENT FILE NUMBER TO WHICH THIS FORM RELATES:
333-84611

SECURITIES TO BE REGISTERED PURSUANT TO SECTION 12(b) OF THE ACT:

        TITLE OF EACH CLASS                    NAME OF EXCHANGE ON WHICH EACH
        TO BE SO REGISTERED                       CLASS IS TO BE REGISTERED
        -------------------                       -------------------------
               NONE                                          NONE

SECURITIES TO BE REGISTERED PURSUANT TO SECTION 12(g) OF THE ACT:

                              CLASS A CERTIFICATES



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                 INFORMATION REQUIRED IN REGISTRATION STATEMENT


Item 1.   Description of Registrant's Securities to be Registered.

     The description of the Class A Certificates of the Registrant to be registered that is contained in the "Description of the Certificates" section of the Registrant's Amendment No. 1 to Registration Statement on Form S-3, File No. 333-84611, filed with the Securities and Exchange Commission on November 3, 1999, and in the "Description of the Certificates" section of Registrant's Prospectus Supplement, dated November 2, 2001, filed with the Securities and Exchange Commission under Rule 424(b)(5) on November 6, 2001, are hereby incorporated herein by reference.

Item 2.   Exhibits.

Exhibit
Number    Description of Document
------    -----------------------

    1     Certificate of Incorporation of the Registrant, as amended.

    2     By-Laws of the Registrant, incorporated herein by reference to Exhibit
          3.2 to the Registrant's registration statement on Form S-11, as amended (Registration No. 333-12483).

    3 Pooling and Servicing Agreement among the Registrant, as Depositor, Household Finance Corporation, as Master Servicer, and Bank One, National Association, as Trustee, dated as of November 7, 2001, creating a trust entitled Household Home Equity Loan Trust 2001-2, incorporated herein by reference to Exhibit 4.1 to the Registrant's Current Report on Form 8-K dated November 8, 2001.



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                                    SIGNATURE


     Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.


                                         HFC REVOLVING CORPORATION
                                         -------------------------
                                         (Registrant)

Dated:  November 26, 2001            By: /s/ Steven H. Smith
                                         ---------------------------------------
                                         Steven H. Smith
                                         Vice President and Assistant Treasurer


                                         HOUSEHOLD HOME EQUITY LOAN TRUST 2001-2
                                         ---------------------------------------
                                         (Registrant)

                                     By: Household Finance Corporation, as
                                         Master Servicer

                                         By: /s/ B.B. Moss, Jr.
                                             ---------------------------
                                             B.B. Moss, Jr.
                                             Vice President and Treasurer



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                                INDEX TO EXHIBITS

Exhibit
Number    Description of Document
------    -----------------------


    1     Certificate of Incorporation of the Registrant, as amended.